SPORT CHALET

Stephens Inc. 2006 Consumer Conference

March 14, 2006

Safe Harbor Statement

This presentation contains statements that constitute forward-looking statements. These forward looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to, among other things, trends in, or representing management's beliefs about, our future strategies, operations, financial results, as well as store openings, opening dates and costs, and maturity rates. Forward-looking statements are made based upon management's current expectations and beliefs concerning trends and future developments and their potential effects on Sport Chalet. Prospective investors are cautioned that they should not place undue reliance on forward-looking statements as predictions of actual results. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Further, certain forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual results may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which are discussed in detail under the caption "Factors That May Affect Future Results" in the Form 10-Q related to the third quarter ended December 31, 2005, which has been filed with the Securities and Exchange Commission. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements made in this presentation or in our SEC reports will be in fact realized.

SPORT CHALET

Non-GAAP Financial Measures

This presentation includes non-GAAP results of operations measures, which are not measures of performance calculated in accordance with accounting principles generally accepted in the United States ("GAAP"). The non-GAAP results of operations measures are: SG&A, income from operations, net income, and diluted earnings per share. The non-GAAP results of operations measures exclude the effects of the recapitalization plan completed by the Company in the second quarter of fiscal 2005. Management excludes the effects of the recapitalization plan in assessing financial performance because they are outside of the Company's normal operations. The Company has provided this information because it believes that it is useful to investors in understanding the Company's financial condition and results of operations. For a description of the recapitalization plan, see the Company's Current Report on Forms 8-K filed with the Securities Exchange Commission on September 22, 2005 and October 3, 2005. Management believes that these non-GAAP measures are useful in evaluating the Company's operating performance compared to that of other companies in the Company's industry segment because the calculation of these measures eliminates the accounting effects of the recapitalization plan which are unrelated to overall operating performance. In addition, compensation and other expenses related to the recapitalization plan are not expected to reoccur and, therefore, their exclusion provides a consistent comparison to past results. However, these non-GAAP measures are not recognized measurements under GAAP, and when analyzing the Company's operating performance, investors should use these measures in addition to, and not as an alternative for, income (loss) from operations, income (loss) before income taxes, and net income (loss), or any other measure utilized in determining the Company's operating performance that is calculated in accordance with GAAP.

SPORT CHALET

Company Overview

- Founded by Norbert Olberz in 1959 with the vision...
  - to do a thousand things a little bit better,
  - to see things through the eyes of the customer,
  - not to be the biggest, but the best, and
  - to be the image of a sportsman
- Listed on NASDAQ since 1992
- Dual-class stock recapitalization in September 2005
- Over $300 million in sales
- Market capitalization of $110.3 million as of 3/7/06




SPORT CHALET

SPORT CHALET

Strategic Focus

Enhance the customer's shopping experience



SPORT CHALET
Our Game Plan
1. Expert Employees
2. Great Merchandise
3. Specialty Services
4. Investment for Growth
5. Build Customer Loyalty

SPORT CHALET

Sport Chalet Store Locations

40 LOCATIONS

NEW 2005 STORES

PHOENIX, ARIZONA
- Chandler
- Happy Valley
- Scottsdale

SOUTHERN CALIFORNIA
- Foothill Ranch

NEW FORMAT AND REMODELED STORES

SOUTHERN CALIFORNIA
- Arcadia
- Brea
- Huntington Beach
- Laguna Niguel
- Marina del Rey
- Redlands
- Riverside
- South Coast Plaza
- West Hills
- Valencia

CENTRAL CALIFORNIA
- Visalia

NORTHERN CALIFORNIA
- Antioch
- Elk Grove
- Pleasanton
- Roseville
- Sacramento

NEVADA
- Henderson
- Summerlin

EXISTING STORES

SOUTHERN CALIFORNIA
- Beverly Hills
- Burbank
- Chino Hills
- Glendora
- Irvine
- La Cañada
- La Jolla
- Long Beach
- Mission Valley
- Montclair Outlet Store
- Mission Viejo
- Oxnard
- Palmdale
- Point Loma
- Porter Ranch
- Rancho Cucamonga
- Temecula
- Torrance



SPORT CHALET

Store Averages

- 42,000 to 45,000 square feet with SCUBA training pool
- $9.4 million in sales
- $241 sales per square foot
- 75 employees
- 17 merchandise divisions


SPORT CHALET

SPORT CHALET

Sport Chalet Stores



SPORT CHALET
EXIT
CUSTOMER SERVICE

SPORT CHALET

Sport Chalet Stores



SPORT CHALET

Sport Chalet Stores


SPORT CHALET
MEN'S

SPORT CHALET

Sport Chalet Stores



SPORT CHALET

Sport Chalet Events






SPORT CHALET
vans

SPORT CHALET

Merchandise Categories


Footwear, 19%
Apparel, 28%
Hardlines, 53%

Seasonality

- November, December, and January represent 30-35% of total annual sales.
- Winter-related products represent 15-20% of total annual sales.

SPORT CHALET

Specialty Brands

prAna
UNDER ARMOUR
HEELYS
NILS
GIRL SCOUTS®
MARIN COUNTY CALIFORNIA
Callaway GOLF
SHIMANO®
O'NEILL
Quiksilver
Billabong
ARMADA
patagonia
BURTON
Trojans SC
Carhartt Hard at work since 1889.
magic32
OBERMEYER
Black Diamond
GRENADE
KETTLER
ARC'TERYX
TaylorMade
Born Handcrafted Footwear
NAUTILUS Inc
Tommy Bahama.
seaQuest®
arnette
SHERWOOD SCUBA
Maui Jim®
AQUA LUNG FIRST TO DIVE
SESSIONS
Hurley International
SPYDER
nirve

Over 50 Value Added Services

ADVENTURE TRAINING
- Backpacking • Canyoneering • Rock Climbing • Kayaking
- Zion, Whitney & Shasta Trips

CAMPING
- Equipment Repair and Parts Replacement
- Custom Cutting of Rope and Cordage

CYCLING
- Free 60-Day Inspection and Adjustment
- Bike Guarantee
- Tune-Up Service and Repair

DELIVERY & ASSEMBLY
- Professional Assembly
- Repair and Adjustment Service
- Guaranteed Satisfaction

EXTENDED WARRANTIES
- 1 & 2 Year Coverage on Parts & Labor
- Prompt, Hassle-free Service with No Deductible
- 25,000 Service Centers Throughout the U.S.
- Convenient In-home Service for Large Items

FISHING
- Reel Line Winding
- Fishing License
- Fishing and Fly Tying Instructions

GOLF
- Free Club Fitting
- Regripping and Repairs
- Used Club Trade-in Program
- Free Lessons with $400 purchase

IN-LINE SKATING
- In-Line Skate Service and Repair
- Mounting of Wheels and Bearings

RACQUET SPORTS
- Racquet Stringing and Regripping

RENTALS INCLUDING:
- Tents, Backpacks, Sleeping Bags, Stoves, Lanterns, Tents, Climbing Shoes, Skis, Ski Boots, Snowboards, Snowboard Boots, Snowshoes, Water Skis, Wakeboards, Canoes, Kayaks, Tennis and Racquetball Racquets, SCUBA Equipment
- Movie/TV Studio Rentals
- 2-Days Rental Fee Applied Toward Purchase

SCUBA
- PADI 5-Star Rated Facility • Instruction Including PADI Certification • SCUBA Warranty • Customer Equipment and O.E.M. Repairs • Boat Charters • SCUBA Rentals
- Travel • Air Fills • Clubs

SHIPPING
- Shipping Worldwide

SKI/SNOWBOARD
- Free Ski-Tune Up Card with Purchase
- Ski/Snowboard Better Guarantee
- Boot Fit Guarantee
- Custom Orthotics for Ski/Snowboard Boots
- Lift Ticket Sales
- Youth Equipment Trade-In Program
- Ski and Snowboard Binding Mounting, Service & Repair
- Blue Angels Pick-up Point • Youth Ski Trips

SPECIAL SERVICES
- Gift Cards • Gift Registry
- Special Orders • Gift Boxes

TEAM SALES
- Full Service Team Dealer with in-house Silk Screening, Embroidery Tackle-twill along with Catalog, Website, Route Salesmen, Direct Shipping
- Individual and Group Orders
- Numbering and Lettering of Team Uniforms

WATERSPORTS
- Water Ski and Wakeboard Boot Mounting
- Water-Ski Better Guarantee

SPORT CHALET

Over 50 Value Added Services



BARNETT BICYCLE INSTITUTE



PADI 5 Star Dive Center

Marketing

- Campaigns are designed to reflect strategic direction through brand and service offerings
- Reaching our customer through:
  - Newspaper
  - Direct Mail
  - Radio
  - Billboards
  - Magazines
  - Celebrity Appearances
  - Event Sponsorship
  - Internet
  - Television
  - Team Sponsorships
- Market to communities through our Team Sales Division
- Advertising leverage through cooperative advertising and vendor sponsorships of sporting events and programs

SPORT CHALET

Store Growth

History

- Entered new market with Nevada expansion in 2001
- Expanded into Northern California in 2003
- Opened 3 stores in Arizona in 2005
- 55% of store base new or newly remodeled

	Year Ended March 31,				
	2005	2004	2003	2002	2001
Stores open at end of period	36	31	28	26	23
% growth	16%	11%	8%	13%	-
Comparable store sales	5.7%	3.7%	-0.9%	-1.1%	14.5%

SPORT CHALET

Future Store Growth

- 4 to 8 new stores projected for FY 2006-2007
- Average new store economics
  - Costs approximately $2.6 million
  - 3-4 years to mature



SPORT CHALET

SPORT CHALET

Commitment to Training Employees

- Certified pro programs include multi-point clinics, seminars and final exam
- Three Levels of Certification:
  - Master Mechanics
  - Certified Pros
  - General Certification
- Offer variety of training programs
  - Certified Pro Training
  - Surf Camp
  - Tennis University
  - Outdoor University
  - Fishing University
  - Golf Day Seminars
  - Water Sports University
  - Vendor Demo Days and Clinics
  - SCUBA Instructor Development

SPORT CHALET

Customer Relationship Management

Action Pass

- Understand customer behavior and take action
- Create excitement around product launches, new technologies, and new services
- Use purchasing behavior to set assortments, allocate floor space, and align categories
- Develop targeted marketing vehicles aimed at specific customers
- January 2006 pilot in San Diego and Las Vegas


action pass
SPORT CHALET

action pass
SPORT CHALET

action pass
SPORT CHALET

SPORT CHALET

Selling Initiative

CRS Enterprise Selling Software

- Software to replace current manual process
- Improve customer service by satisfying demand
- Increase sales productivity by locating and selling inventory from the optimal location in real time
- Ship product to customer's preferred destination
- Increase margins through maximizing turns
- Keep employees on the floor by eliminating phone calls to other stores
- Analyze unmet customer demand to improve merchandise planning and allocation for the future
  - Optimize assortments in each store

SPORT CHALET

Increase Inventory Productivity

Inventory Planning/Allocation

- $2.5 million investment in hardware, software and staff
- Implementation of Marketmax system allows greater capabilities
- Created two new departments within inventory management
  - Merchandise planning
  - Allocation

Inventory Replenishment

- In 2001 installed JDA E3 software to synchronize our warehouse and store replenishment systems
- Helps identify, create and manage the seasonal trends of merchandise
- E3 system manages approximately 57% of total inventory

SPORT CHALET

Supply Chain Improvements

- In 2002 doubled the size of distribution center
  - New 326,000 square foot facility
  - Serves as our primary receiving, distributing and warehousing facility
- In 2003 installed warehouse management software that is web-enabled, real-time and scaleable
- Strategy to increase pre-packaged, hung and pre-ticketed merchandise by vendors
- Timely inventory replenishment of each store resulted in lower vendor returns and reduced transportation costs

SPORT CHALET

Recapitalization Overview

- Established an orderly transition of control and a firm transition plan
- Doubled the amount of outstanding shares in the marketplace
  - Allows more individuals and institutions to invest in Sport Chalet
  - Should increase the liquidity of the Company's stock over time
- Allowed current stockholders to retain their existing voting and equity interests
- Demonstrated management's commitment to the Company's future
- Created more certainty about the future of the Company – the recapitalization ensures that the Sport Chalet business model and legacy will continue

Economic Ownership		**Voting Rights**	
58%	Olberz Family	45%	Management
9%	Management	22%	Olberz Family
33%	Other	33%	Other

Historical Sales Trend



$400,000
$300,000
$200,000
$100,000
$0
Sales $ in thousands
40
30
20
10
0
Number of Stores
$214.8
$227.3
$238.0
$264.2
$309.1
2001
2002
2003
2004
2005
Sales
Stores

Historical Margins



32.0%
30.0%
28.0%
26.0%
24.0%
22.0%
20.0%
31.0%
25.5%
28.6%
25.3%
29.2%
26.3%
30.3%
27.4%
30.9%
27.5%
2001
2002
2003
2004
2005
Gross Margin
SG&A as a % of Sales

Historical Company Performance



$ in millions
$80
$70
$60
$50
$40
$30
$20
$10
$0
50.0
54.9
59.3
62.8
69.1
2001
2002
2003
2004
2005
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
EPS*
Stockholders' Equity
EPS (diluted)

*Includes impact of recapitalization

SPORT CHALET

Recent Financial Performance

($ in thousands)

	Nine Months Ended December 31,			
	2005*	% of Sales	2004	% of Sales
Net Sales	$ 253,541	100.0%	$ 230,270	100.0%
Gross Profit	79,005	31.2%	71,312	31.0%
SG&A	68,589	27.1%	61,983	26.9%
Income from Operations	10,415	4.1%	9,329	4.1%
Net Income	6,114	2.4%	5,449	2.4%
Earnings Per Share - diluted	0.44		0.38	
Comparable Store Sales	1.3%		6.1%	

*Excludes the effect from the recapitalization plan

SPORT CHALET

Balance Sheet

($ in thousands)

ASSETS		LIABILITIES & EQUITY	
Current Assets:		Current Liabilities:	
Cash	$ 1,622	Accounts Payable	$ 32,975
Accounts Receivable	3,983	Salaries and Wages Payable	4,446
Inventory	88,555	Income Taxes Payable	1,365
Deferred Income Taxes	4,235	Accrued Expenses	20,333
Other Current Assets	3,560		
Total Current Assets	101,955	Total Current Liabilities	59,119
Furniture, Equipment and Leasehold Improvements	45,504	Deferred Rent	15,260
Deferred Income Taxes	2,868	Stockholders' Equity	75,947
TOTAL ASSETS	**$150,327**	**TOTAL LIABILITIES & EQUITY**	**$150,327**

SPORT CHALET

Key Investment Highlights

- Differentiated and unique shopping experience through breadth of brands and services offered
- Strong, debt-free balance sheet
- Successfully executing store expansion strategy
- 55% of store base with new prototype format
- Operating at record sales levels
- Strong culture established by founder over 45 years ago
- New IT investments will improve operating efficiencies and support future growth

SPORT CHALET

SPORT CHALET